UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 17, 2022

YUNHONG CTI LTD.
(Exact name of registrant as specified in charter)

Illinois	000-23115	36-2848943
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

22160 N. Pepper Road, Lake Barrington, IL 60010
(Address of principal executive offices) (Zip Code)

(847) 382-1000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	CTIB	The Nasdaq Stock Market LLC (The Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard.

As previously reported, on January 12, 2022, Yunhong CTI Ltd. (“CTI” or the “Company”), received a notice (the “Notice”) of failure to satisfy a continued listing standard from Nasdaq under Listing Rules 5620 (a) and 5810(c)(2)(G). The Notice indicated that the Company failed to hold an annual meeting of stockholders within the required twelve-month period. The Company had 45 days to submit a plan to regain compliance. Failure to regain compliance with standards for continued listing would have resulted in the ultimate de-listing of CTI’s common stock, ticker symbol “CTIB”, from Nasdaq. The Company responded with a plan designed to regain compliance. That plan was accepted.

On June 17, 2022, the Company convened its Annual Meeting of shareholders for the purpose of holding a shareholder vote (the “Annual Meeting”), thereby regaining compliance with the Listing Rules set forth above.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On June 17, 2022, Yunhong CTI Ltd. (the “Company”) convened its Annual Meeting of shareholders for the purpose of holding a shareholder vote (the “Annual Meeting”). At the Annual Meeting, the shareholders of the Company voted to:

1.	To elect 5 directors to hold office for a one-year term that will expire at the 2023 annual meeting of shareholders (“Proposal 1”);

2.	To approve an increase of 500,000 shares of our common stock available for grant under our Stock Incentive Plan (“Proposal 2”);

3.	To ratify the appointment of LJ Soldinger Associates, LLC as auditors of the Company for the fiscal year ending December 31, 2022 (“Proposal 3”); and

4.	To transact such other business as may property come before the meeting (“Proposal 4”)

The proposals are described in detail in the Company’s definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on May 3, 2022.

The number of shares of common stock entitled to vote at the Annual Meeting was 5,911,750. The number of shares of common stock present or represented by valid proxy at the Annual Meeting was 3,409,276. Proposals 1, 2, 3, and 4 submitted to a vote of the Company’s shareholders at the Annual Meeting were approved.

The votes cast with respect to each matter voted upon are set forth below.

Proposal 1:

Frank Cesario

Votes For	Votes Against	Withheld	Brokers Non-Votes
1,013,287	0	21,584	0

Yubao Li

Votes For	Votes Against	Withheld	Brokers Non-Votes
1,011,585	0	23,286	0

Douglas Bosley

Votes For	Votes Against	Withheld	Brokers Non-Votes
1,013,292	0	21,579	0

Gerald (J.D.) Roberts, Jr.

Votes For	Votes Against	Withheld	Brokers Non-Votes
1,013,292	0	21,579	0

Philip Wong

Votes For	Votes Against	Withheld	Brokers Non-Votes
1,013,090	0	21,781	0

Proposal 2:

Votes For	Votes Against	Abstain	Brokers Non-Votes
772,771	260,413	1,687	0

Proposal 3:

Votes For	Votes Against	Abstain	Brokers Non-Votes
3,375,243	18,891	15,142	0

Proposal 4:

Votes For	Votes Against	Abstentions
799,667	228,536	6,668

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	June 24, 2022	YUNHONG CTI LTD.

		By:	/s/ Frank J. Cesario
		Name:	Frank J. Cesario
		Title:	Chief Executive Officer and Acting Chief Financial Officer